UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest event Reported): November 3, 2010 (July 1, 2010)

CHINA LONGYI GROUP INTERNATIONAL HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

New York	0-30183	13-3874771
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8/F East Area
Century Golden Resources Business Center
69 Banjing Road,
Haidian District, Beijing,
People's Republic of China, 100089
(Address of Principal Executive Offices)

(86)-10-884-52568
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.     CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)	Dismissal of Previous Independent Registered Public Accounting Firm.

i.

Effective July 1, 2010, the Board of Directors of China Longyi Group International Holdings Limited (the “Company”) approved the dismissal of Bernstein & Pinchuk LLP (“BP”) as the Company's independent registered public accounting firm.

ii.

BP’s reports on the Company’s financial statements as of and for the fiscal years ended December 31, 2009 and 2008 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

iii.

During the Company’s two most recent fiscal years (ended December 31, 2009 and 2008) and during the subsequent interim period through July 1, 2010, there were (1) no disagreements with BP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BP, would have caused BP to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

(b)	Engagement of New Independent Registered Public Accounting Firm

i.

Concurrent with the decision to dismiss BP as the Company’s independent auditor, the Board of Directors of the Company approved the engagement of Stan J.H. Lee, CPA (“Stan”) as the Company’s new independent registered public accounting firm.

ii.

During the Company’s two most recent fiscal years (ended December 31, 2009 and 2008) and through the subsequent interim period to July 1, 2010, the Company did not consult Stan with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company or oral advice was provided that Stan concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided BP with a copy of this disclosure on November 2, 2010, providing BP with the opportunity to furnish the Company with a letter addressed to the SEC containing any new information, clarification of the Company's expression of its views, or the respect in which BP does not agree with the statements contained herein. A letter from BP dated November 3, 2010 is attached as Exhibit 16.1 to this current report.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

Exhibit No.	Description

16.1	Letter from Bernstein & Pinchuk LLP to the U.S. Securities and Exchange Commission, dated November 3, 2010.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2010
CHINA LONGYI GROUP INTERNATIONAL HOLDINGS LIMITED

By: /s/ Jie Chen
Jie Chen
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Bernstein & Pinchuk LLP to the U.S. Securities and Exchange Commission, dated November 3, 2010.